SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

April 25, 2003
Date of Report
(Date of earliest event reported)

G REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-50261	52-2362509

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

SECURITIES AND EXCHANGE COMMISSION
ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2003
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
SIGNATURES

We filed a Form 8-K dated April 25, 2003 with regard to the acquisitions of the Department of Children and Families Campus, Plantation, Florida and Gemini Plaza, Houston, Texas without the required Item 7 financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

Index to Financial Statements

Department of Children and Families Campus, Plantation, Florida:
Report of Independent Certified Public Accountants	2
Historical Statements of Revenues and Certain Expenses For the Year Ended December 31, 2002 And for the Unaudited Three-Month Period Ended March 31, 2003	3
Notes to Historical Statements of Revenues and Certain Expenses	4
Gemini Plaza, Houston, Texas:
Report of Independent Certified Public Accountants	6
Historical Statements of Revenues and Certain Expenses For the Year Ended December 31, 2002 And for the Unaudited Three-Month Period Ended March 31, 2003	7
Notes to Historical Statements of Revenues and Certain Expenses	8
G REIT, Inc.:
Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2003	12
Unaudited Pro Forma Consolidated Statements of Operations For the Year Ended December 31, 2002 And for the Three-Month Period Ended March 31, 2003	13
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	15

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
G REIT, Inc.

We have audited the accompanying historical statement of revenues and certain expenses (the “historical statement”) of Department of Children and Families Campus, a real estate property located in Plantation, Florida (“DCFC”) for the year ended December 31, 2002. This historical statement is the responsibility of DCFC’s management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2, and is not intended to be a complete presentation of DCFC’s revenues and expenses.

In our opinion, the historical statement presents fairly, in all material respects, the revenues and certain expenses, as defined above, of DCFC for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
May 23, 2003
Irvine, California

DEPARTMENT OF CHILDREN AND FAMILIES CAMPUS
HISTORICAL STATEMENTS OF REVENUES
AND CERTAIN EXPENSES

	Year Ended December 31,	Three Months Ended March 31, 2003
	2002	(Unaudited)

REVENUES
Rental income	$1,898,497	$478,470

DIRECT OPERATING EXPENSES
Rental property expenses	411,423	112,664
Property taxes and assessments	187,054	47,969
Insurance	23,927	10,518
Management fees	67,143	18,917

	689,547	190,068

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$1,208,950	$288,402

The accompanying notes are an integral part of these historical statements of revenues and certain expenses.

DEPARTMENT OF CHILDREN AND FAMILIES CAMPUS
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND
CERTAIN EXPENSES

NOTE 1—Description of the Transaction

On April 25, 2003, G REIT, Inc. (the “Company,”) through its wholly-owned subsidiary, GREIT-Department of DCF, LLC, purchased the Department of Children and Families Campus in Plantation, Florida (“DCFC”) from an unaffiliated third party for a purchase price of $11,580,000. The Company financed the purchase price with $7,605,000 in borrowings under its credit facility with LaSalle Bank National Association (“LaSalle”). The Company is required to make interest only payments until the due date of January 30, 2006, at which time the loan must be paid in full or refinanced. The seller of the DCFC paid a sales commission to Triple Net Properties Realty, Inc., (“Realty”) an affiliate of the Company’s advisor, of $300,000, or approximately 2.6% of the purchase price.

NOTE 2—Summary of Significant Accounting Policies

Basis of Presentation

The historical statements of revenues and certain expenses (the “historical statements”) reflect the operations of DCFC. The accompanying historical statements of DCFC have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of DCFC have been excluded from the accompanying historical statements. The excluded revenues consist primarily of non-operating revenue related to DCFC. The excluded expenses consist primarily of interest, depreciation and amortization related to DCFC. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of DCFC’s historical revenues and expenses or comparable to its proposed future operations.

Revenue Recognition

DCFC is leased to tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are included in revenues in the period the related costs are accrued.

Use of Estimates

The preparation of the historical statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.

Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional and national economies. As such, future revenues and expenses achieved by DCFC’s management could materially differ from historical results.

DEPARTMENT OF CHILDREN AND FAMILIES CAMPUS
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND
CERTAIN EXPENSES — Continued

Tenant Concentrations

For the year ended December 31, 2002, each of the following tenants generated rental income in excess of 10% of DCFC’s total rental income:

	Aggregate Annual	% Aggregate Annual
Tenant Name	Rental Income	Rental Income

Department of Children and Families	$1,315,361	69%
Broward County Sheriff’s Office	369,722	19%

If either of these tenants were to default on its lease, future revenues of DCFC would be severely impacted.

Capitalization Policy

Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

NOTE 3 — Management Fees

DCFC was managed by Procacci Commercial Realty, Inc., an unaffiliated third party. Management fees approximated 4.0% of rental receipts, as defined. Procacci Commercial Realty Inc.’s role as the property manager was terminated upon the acquisition of DCFC by the Company.

NOTE 4 — Future Minimum Rental Income

DCFC is leased to seven tenants under operating leases with terms ranging from five to eight years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options. The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31:

2003	$1,950,800
2004	1,979,531
2005	881,225
2006	351,402
2007	49,389

$5,212,347

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
G REIT, Inc.

We have audited the accompanying historical statement of revenues and certain expenses (the “historical statement”) of Gemini Plaza, Houston, Texas (“Gemini Plaza”) for the year ended December 31, 2002. This historical statement is the responsibility of Gemini Plaza’s management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2, and is not intended to be a complete presentation of Gemini Plaza’s revenues and expenses.

In our opinion, the historical statement presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Gemini Plaza for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
May 30, 2003
Irvine, California

GEMINI PLAZA
HISTORICAL STATEMENTS OF REVENUES
AND CERTAIN EXPENSES

		Three Months
	Year Ended	Ended
	December 31,	March 31, 2003
	2002	(Unaudited)

REVENUES
Rental income	$1,763,118	$440,780

DIRECT OPERATING EXPENSES
Property taxes and assessments	295,818	71,317
Insurance	25,709	6,654
Management fees	29,346	7,337

	350,873	85,308

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$1,412,245	$355,472

The accompanying notes are an integral part of these historical statements of revenues and certain expenses.

GEMINI PLAZA
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND
CERTAIN EXPENSES

NOTE 1 — Description of the Transaction

On May 2, 2003, G REIT, Inc., through a wholly-owned subsidiary, GREIT-Gemini Plaza, LLC, purchased Gemini Plaza in Houston, Texas (“Gemini Plaza”) from an unaffiliated third party for a purchase price of $15,000,000. The Company financed the purchase price with $9,815,000 in borrowings under its credit facility with LaSalle. The Company is required to make interest only payments until the due date of January 30, 2006, at which time the loan must be paid in full or refinanced. The seller of Gemini Plaza paid a sales commission to Realty of $325,000, or approximately 2.2% of the purchase price.

Gemini Plaza is 100% leased to the United Space Alliance (“USA”), a joint venture between Boeing Company and Lockheed Martin Corporation. USA is a leading space operations company that is the prime contractor for NASA’s space shuttle program. USA’s lease expires in May 2011.

NOTE 2 — Summary of Significant Accounting Policies

Basis of Presentation

The historical statements of revenues and certain expenses (the “historical statements”) reflect the operations of Gemini Plaza. The accompanying historical statements of Gemini Plaza have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of Gemini Plaza have been excluded from the accompanying historical statements. The excluded revenues consist primarily of non-operating revenue related to Gemini Plaza. The excluded expenses consist primarily of interest, depreciation and amortization related to this property. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of Gemini Plaza’s historical revenues and expenses or comparable to its proposed future operations.

Revenue Recognition

Gemini Plaza is leased to a single tenant under a lease with a term of ten years. Revenues from this lease, which is accounted for as an operating lease, are recognized on a straight-line basis over the related term. Property taxes recovered from the tenant are included in revenues in the period the related costs are accrued.

Expenses

Pursuant to the lease, the tenant is responsible and contracts directly with service providers for utilities, janitorial services, and maintenance of interior and exterior of the building which may include ventilation, electrical, plumbing and elevator services. These expenses are not borne by Gemini Plaza and, as such, are not part of the accompanying historical statements.

Use of Estimates

The preparation of the historical statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.

Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional and national economies. As such, future revenues and expenses achieved by Gemini Plaza’s management could materially differ from historical results.

GEMINI PLAZA
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND
CERTAIN EXPENSES — Continued

Tenant Concentration

For the year ended December 31, 2002, the single tenant generated rental income in excess of 10% of Gemini Plaza’s total rental income:

	Aggregate Annual	% Aggregate Annual
Tenant Name	Income Rental	Income Rental

United Space Alliance	$1,763,118	100%

If this tenant were to default on its lease, future revenues of Gemini Plaza would be severely impacted.

Capitalization Policy

Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

NOTE 3 — Management Fees

Gemini Plaza was managed by GC Realty Services, an entity affiliated with the seller. Property management functions included tenant relations, property oversight and accounting. Management fees approximate 2.0% of rental receipts, as defined. GC Realty Services’ role as the property manager was terminated upon the acquisition of Gemini Plaza by the Company.

NOTE 4 — Future Minimum Rental Income

The Property is leased to United Space Alliance under an operating lease expiring in 2011. The lease contains a renewal option. The following table represents approximate future minimum rents to be received under the non-cancelable operating lease, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter:

2003	$1,467,300
2004	1,467,300
2005	1,467,300
2006	1,467,300
2007	1,467,300
Thereafter	5,013,275

$12,349,775

G REIT, Inc.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2002
AND FOR THE THREE MONTHS ENDED MARCH 31, 2003

The Company was incorporated on December 18, 2001 (inception) under the laws of the Commonwealth of Virginia to raise capital and acquire ownership interests in office, industrial and service real estate properties which have a government-tenant orientation. The Company qualified and elected to be treated as a real estate investment trust for federal income tax purposes. Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a “best efforts” basis a maximum of 20,000,000 shares of its common stock at a price of $10 per share and up to 1,000,000 additional shares pursuant to a dividend reinvestment plan under which its shareholders may elect to have dividends reinvested in additional shares at $9.50 per share of common stock. The Company’s Registration Statement was declared effective by the Securities and Exchange Commission on July 22, 2002.

From its inception through May 2, 2003, the Company has sold 5,095,886 of its shares of common stock pursuant to its offering resulting in gross proceeds of approximately $50,887,200. Net proceeds after selling commissions, marketing and due diligence costs and offering expenses totaled $44,169,900. Of the total shares sold, 945,755 shares were sold subsequent to March 31, 2003 through May 2, 2003, generating gross proceeds of approximately $9,936,475 and net proceeds of approximately $9,150,475. Through May 2, 2003, proceeds raised from the offering have been utilized to complete six significant real estate acquisitions: 5508 Highway 290 West Building, a property located in Austin, Texas with 74,800 leasable square feet; Two Corporate Plaza, a property located in Clear Lake, Texas with 161,331 leasable square feet; a 30% undivided tenant in common interest in Congress Center, a property located in Chicago, Illinois with 524,730 leasable square feet; Atrium Building, a property located in Lincoln, Nebraska with 166,868 leasable square feet; DCFC, a property located in Plantation, Florida with 114,644 leasable square feet; and Gemini Plaza, a property located in Houston, Texas with 158,627 leasable square feet.

The following unaudited pro forma consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) give effect to the transactions referred to above and are presented for illustrative purposes only. These pro forma financial statements are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the six significant acquisitions, including the purchase of DCFC and Gemini Plaza, been acquired by the Company as of the dates set forth below. The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with the historical consolidated financial statements of the Company and those of DCFC and Gemini Plaza, including the notes thereto, incorporated herein by reference or included herein.

The accompanying unaudited pro forma consolidated balance sheet as of March 31, 2003 is based on the unaudited consolidated balance sheet of the Company included in its March 31, 2003 Quarterly Report on Form 10-Q and gives effect to the following transactions as if they had occurred on March 31, 2003: (i) the sale of 945,755 additional shares of the Company’s common stock subsequent to March 31, 2003 through May 2, 2003 pursuant to the offering, together with the payment of related selling commissions and related costs and offering expenses; (ii) the acquisition of DCFC completed on April, 25, 2003; and (iii) the acquisition of Gemini Plaza completed on May 2, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2002 is based on the Company’s audited historical consolidated statement of operations for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented: (i) the sale of 2,937,469 shares of the Company’s common stock subsequent to December 31, 2002 through May 2, 2003 pursuant to the offering, together with the payment of related selling commissions and related costs and offering expenses; (ii) the acquisition of an undivided tenant in common interest in Congress Center completed on January 9, 2003; (iii) the acquisition of Atrium Building completed on January 31, 2003; (iv) the acquisition of DCFC completed on April, 25, 2003; and (v) the acquisition of Gemini Plaza completed on May 2, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the three month period ended March 31, 2003 is based on the unaudited consolidated statement of operations of the Company for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented: (i) the sale of 945,755 shares of the Company’s common stock subsequent to March 31, 2003 through May 2, 2003 pursuant to the offering, together with the payment of related selling commissions and related costs and offering

G REIT, Inc.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2002
AND FOR THE THREE MONTHS ENDED MARCH 31, 2003

expenses; (ii) the acquisition of the Atrium Building completed on January 31, 2003; (iii) the acquisition of DCFC completed on April, 25, 2003; and (iv) the acquisition of Gemini Plaza completed on May 2, 2003.

The Company intends to operate DCFC subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of DCFC based on the rents to be paid during the first full year after acquisition are approximately $465,853. Approximately $719,549 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the Company’s depreciable basis of DCFC is $9,894,067 and (ii) DCFC’s building and improvements are depreciated over 39 year lives.

The Company intends to operate Gemini Plaza subject to the single tenant lease in place at the date of acquisition. The current estimated taxable operating results of Gemini Plaza based on the rents to be paid during the first full year after acquisition are approximately $671,432. Approximately $999,204 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the depreciable basis of Gemini Plaza is $12,783,100 and (ii) building and improvements are depreciated over 39 year lives.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.
Unaudited Pro Forma Consolidated Balance Sheet As of
March 31, 2003

		Pro Forma
		Adjustments

			Department of
	Company	Issuance	Children and		Company
	Historical	of Shares	Families Campus	Gemini Plaza	Pro Forma

		(A)	(B)	(C)
Assets
Real estate investments
Land	$4,652,448	$—	$1,743,333	$2,255,841	$8,651,622
Buildings	23,566,001	—	9,894,067	12,783,100	46,243,168

Operating properties	28,218,449	—	11,637,400	15,038,941	54,894,790
Investments in unconsolidated real estate	14,833,965	—	—	—	14,833,965

	43,052,414	—	11,637,400	15,038,941	69,728,755
Less accumulated depreciation and amortization	(251,993)	—	—	—	(251,993)

	42,800,421	—	11,637,400	15,038,941	69,476,762
Cash and equivalents	5,082,739	9,150,475	(3,754,400)	(5,393,896)	5,084,918
Accounts receivable	32,403	—	—	—	32,403
Accounts receivable from related parties	4,063	—	—	—	4,063
Deferred financing costs	117,222	—	68,206	169,955	355,383
Other assets, net	1,546,274	—	—	—	1,546,274

	$49,583,122	$9,150,475	$7,951,206	$9,815,000	$76,499,803

Liabilities and Shareholders’ Equity
Accounts payable and accrued liabilities	$678,677	$—	$45,000	$—	$723,677
Mortgage loans payable	10,159,067	—	—	—	10,159,067
Line of credit	2,200,000	—	7,605,000	9,815,000	19,620,000
Security deposits and prepaid rent	321,113	—	301,206	—	622,319
Distributions payable	227,464	—	—	—	227,464

	13,586,321	—	7,951,206	9,815,000	31,352,527
Shareholders’ equity
Common stock, $0.01 par value; 50,000,000 shares authorized; 4,150,131 shares issued and outstanding on a historical basis and 5,095,886 on a pro forma basis	41,501	9,458	—	—	50,959
Additional paid-in capital	36,459,358	9,141,017	—	—	45,600,375
Distributions in excess of earnings	(504,058)	—	—	—	(504,058)

	35,996,801	9,150,475	—	—	45,147,276

	$49,583,122	$9,150,475	$7,951,206	$9,815,000	$76,499,803

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2002

					Department of Children
					and Families Campus			Gemini Plaza

	Company				Property	Pro Forma		Property	Pro Forma		Company
	Historical	Adjustments		As Adjusted	Historical	Adjustments		Historical	Adjustments		Pro Forma

					(F)			(G)
Revenues
Rental income	$595,922	$5,028,976	(D)	$5,624,898	$1,898,497	$—		$1,763,118	$—		$9,286,513
Interest income	17,816	221,000	(D)	238,816	—	—		—	—		238,816
Expense reimbursement	136,763	—		136,763	—	—		—	—		136,763

	750,501	5,249,976		6,000,477	1,898,497	—		1,763,118	—		9,662,092
Expenses
Rental expenses	204,561	1,673,480	(D)	1,878,041	411,423	—		—	—		2,289,464
Property taxes and assessments	—	686,690	(D)	686,690	187,054	—		295,818	—		1,169,562
General and administrative	169,532	—		169,532	—	—		—	—		169,532
Insurance	—	77,086	(D)	77,086	23,927	—		25,709	—		126,722
Interest	248,609	387,083	(D)	635,692	—	315,608	(I)	—	444,619	(J)	1,395,919
Ground lease expense	—	34,435	(D)	34,435	—	—		—	—		34,435
Management fees	—	197,678	(D)	197,678	67,143	27,782	(K)	29,346	58,810	(K)	380,759
Depreciation	102,149	247,417	(D)	349,566	—	253,694	(L)	—	327,772	(L)	931,032

	724,851	3,303,869		4,028,720	689,547	597,084		350,873	831,201		6,497,425
Income (loss) before equity in earnings of unconsolidated real estate	25,650	1,946,107		1,971,757	1,208,950	(597,084)		1,412,245	(831,201)		3,164,667
Equity in earnings of unconsolidated real estate	—	(121,403	)(E)	(121,403)	—	—		—	—		(121,403)

Net income (loss)	$25,650	$1,824,704		$1,850,354	$1,208,950	$(597,084)		$1,412,245	$(831,201)		$3,043,264

Weighted average shares outstanding (M)	405,481	2,937,469		3,342,950	—	—		—	—		3,342,950

Basic and diluted earnings per share	$.063										$.910

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Unaudited Pro Forma Consolidated Statement of Operations
For the Three Month Period Ended March 31, 2003

				Department of Children
				and Families Campus			Gemini Plaza

	Company			Property	Pro Forma		Property	Pro Forma		Company
	Historical	Adjustments	As Adjusted	Historical	Adjustments		Historical	Adjustments		Pro Forma

		(H)		(F)			(G)
Revenues
Rental income	$1,474,838	$120,000	$1,594,838	$478,470	$—		$440,780	$—		$2,514,088
Interest income	11,989	4,000	15,989	—	—		—	—		15,989
Expense reimbursement	—	—	—	—	—		—	—		—

	1,486,827	124,000	1,610,827	478,470	—		440,780	—		2,530,077
Expenses
Rental expenses	543,405	30,000	573,405	112,664	—		—	—		686,069
Property taxes and assessments	—	12,000	12,000	47,969	—		71,317	—		131,286
General and administrative	134,551	—	134,551	—	—		—	—		134,551
Insurance	—	1,800	1,800	10,518	—		6,654	—		18,972
Interest	425,123	14,500	439,623	—	78,902	(I)	—	111,155	(J)	629,680
Management fees	—	6,200	6,200	18,917	5,007	(K)	7,337	14,702	(K)	52,163
Depreciation	149,844	20,000	169,844	—	63,424	(L)	—	81,943	(L)	315,211

	1,252,923	84,500	1,337,423	190,068	147,333		85,308	207,800		1,967,932
Income (loss) before equity in earnings of unconsolidated real estate	233,904	39,500	273,404	288,402	(147,333)		355,472	(207,800)		562,145
Equity in earnings of unconsolidated real estate	67,379	—	67,379	—	—		—	—		67,379

Net income (loss)	$301,283	$39,500	$340,783	$288,402	$(147,333)		$355,472	$(207,800)		$629,524

Weighted average shares outstanding (N)	2,704,861	945,755	3,650,616	—	—		—	—		3,650,616

Basic and diluted earnings per share	$.111									$.172

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Notes to Unaudited Pro Forma Consolidated Financial Statements

Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2003 is based on the unaudited consolidated balance sheet of the Company included in its March 31, 2003 Quarterly Report on Form 10-Q and gives effect to the following transactions as if they had occurred on March 31, 2003: (i) the sale of 945,755 additional shares of the Company’s common stock subsequent to March 31, 2003 through May 2, 2003 pursuant to the offering, together with the payment of related selling commissions and related costs and offering expenses; (ii) the acquisition of DCFC completed on April, 25, 2003; and (iii) the acquisition of Gemini Plaza completed on May 2, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2002 is based on the Company’s audited historical consolidated statement of operations for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented: (i) the sale of 2,937,469 shares of the Company’s common stock subsequent to December 31, 2002 through May 2, 2003 pursuant to the offering, together with the payment of related selling commissions and related costs and offering expenses; (ii) the acquisition of an undivided tenant in common interest in Congress Center completed on January 9, 2003; (iii) the acquisition of Atrium Building completed on January 31, 2003; (iv) the acquisition of DCFC completed on April, 25, 2003; and (v) the acquisition of Gemini Plaza completed on May 2, 2003.

The accompanying unaudited pro forma consolidated statements of operations for the three month period ended March 31, 2003 is based on the unaudited consolidated statements of operations for the same period of the Company and gives effect to the following transactions as if they had occurred as of the beginning of the period presented: (i) the sale of 945,755 shares of the Company’s common stock subsequent to March 31, 2003 through May 2, 2003 pursuant to the offering, together with the payment of related selling commissions and related costs and offering expenses; (ii) the acquisition of Atrium Building completed on January 31, 2003; (iii) the acquisition of DCFC completed on April, 25, 2003; and (iv) the acquisition of Gemini Plaza completed on May 2, 2003.

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below:

     Pro Forma Balance Sheet

(A)	Net proceeds from the sale of an additional 945,755 shares of the Company’s common stock subsequent to March 31, 2003 and through May 2, 2003 pursuant to the offering, as follows:

Gross offering proceeds	$9,936,475
Less:
Selling commissions, investor marketing and due diligence costs	610,000
Offering expenses	176,000

9,150,475
Net proceeds
Common stock, par value $.01 per share	9,458

Additional paid-in-capital	$9,141,017

(B)	Purchase of DCFC for a purchase price of $11,580,000 plus closing costs. At closing, we received credits from the seller in the amount of $346,206; $301,206 represents prepaid rent from one tenant which the lender will escrow and release to us each month until the prepaid rent expires in June, 2004 and $45,000 is a credit for a property tax liability.

G REIT, INC.
Notes to Unaudited Pro Forma Consolidated Financial Statements – Continued

(C)	Purchase of Gemini Plaza for a purchase price of $15,000,000 plus closing costs.

Pro Forma Statements of Operations

(D)	Actual and pro forma revenues and certain expenses of the following properties for the period January 1, 2002 to date of each acquisition: 5508 Highway 290 West Office Building (date of acquisition-September 13, 2002); Two Corporate Plaza (date of acquisition-November 24, 2002); Atrium Building (date of acquisition-January 31, 2003), as reported in the Company’s Current Report of Form 8-K/A filed with the Securities and Exchange Commission on April 16, 2003.

(E)	Company's share of pro forma earnings for the year ended December 31, 2002 related to its 30% undivided tenant in common interest in Congress Center, as reported in the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on March 25, 2003.

(F)	Actual revenues and certain expenses of DCFC for the year ended December 31, 2002 and the three months ended March 31, 2003.

(G)	Actual revenues and certain expenses of Gemini Plaza for the year ended December 31, 2002 and the three months ended March 31, 2003.

(H)	Estimated revenues and certain expenses of Atrium Building for the period January 1, 2003 to date of acquisition (January 31, 2003).

(I)	Interest expense associated with the loan proceeds obtained in connection with the purchase of DCFC at a borrowing rate of approximately 4.15% at date of acquisition. The borrowing rate equals the higher of the floor rate of 4.15% or LIBOR plus 2.50%. The LIBOR rate on the date of acquisition was 1.308%.

(J)	Interest expense associated with the loan proceeds obtained in connection with the purchase of Gemini Plaza at a borrowing rate of approximately 4.53% at date of acquisition, a fixed rate pursuant to the interest rate swap agreement with LaSalle effective May 2, 2003. In connection with this interest rate swap agreement, the Company hedged its exposure to its entire variable rate borrowings under its credit facility with LaSalle, including the borrowings related to Gemini Plaza, by effectively paying a fixed 4.53% rate of interest per annum over the term of the swap agreement expiring in May, 2005.

(K)	Reflects the incremental management fees to be paid by the Company to Realty based on a rate of 5% of the gross property revenue for each of DCFC and Gemini Plaza.

(L)	Depreciation expense for DCFC and Gemini Plaza is calculated using the straight line method applied to the respective estimated depreciable cost basis of each property over estimated useful lives of 39 years.

(M)	Issuance of 2,937,469 shares of the Company’s common stock sold subsequent to December 31, 2002 through May 2, 2003, reflected as of the beginning of the period presented.

(N)	Issuance of 945,755 shares of the Company’s common stock sold subsequent to March 31, 2003 through May 2, 2003, reflected as of the beginning of the period presented.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.

Date: July 9, 2003	By:	/s/ Anthony W. Thompson

Anthony W. Thompson President and Chief Executive